================================================================================

                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 1999
                               ------------------


                                 The Value Line
                                   Fund, Inc.


                                     [LOGO]
                               ------------------
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

The Value Line Fund, Inc.


                                                               To Our Value Line
--------------------------------------------------------------------------------

To our shareholders:

The first six months of 1999 provided a good environment for growth equity investing, and the performance of the Value Line Fund reflects that positive backdrop. Early in the year we saw a continuation of a powerful rally that started the previous October. And though a difficult period for growth stocks arose during the springtime (described more fully below), during the last few weeks of June the Fund's performance again picked up materially. The actual returns for the six- and twelve-month periods that ended on June 30, 1999, compared to the unmanaged benchmark S&P 500 Composite Index, are as follows:

                                                    Value Line
                                                       Fund           S&P 500
                                                    ----------        -------
First half ...................................        12.89%           12.38%
Trailing twelve months .......................        21.46            22.75

Between late April and mid-June, a number of events combined to divert the market's attention from the growth-oriented stocks upon which we focus in the Value Line Fund. Crude oil prices, which had been depressed for over a year, began to rise as expanding demand and production constraints fell into place. The rise in demand reflects the economic strength of several overseas markets, which had endured a series of financial crises beginning in 1997 and had played a major role in U.S. equity corrections in 1997 and 1998. These developments, along with fears of tight domestic labor markets and the possibility of other industrial commodity prices rising, sparked concerns that inflation might again be heating up. The bond market sank, with long-term interest rates jumping from the mid-5% range to over 6%.

With all this going on, the stock market changed its focus. Small-capitalization stocks, which had underperformed larger stocks for years, rose to investment prominence during the second quarter. Stocks of cyclical or commodity-based companies began to outperform growth stocks. And with the increasing health of emerging-market economies, investors funneled funds into those markets at the expense of U.S. issues. The bottom line is that domestic large-cap growth vehicles, including the Value Line Fund, swooned for the better part of two months.

During May and June we heard over and over about a "cyclical rotation," which assumed that the stocks that had been leaders for years were about to be replaced by the cyclical and commodity sector that had recently come into favor. Though it's too soon to rule out that hypothesis completely, we believe that the recent market action represents a broadening of the market beyond an exclusively growth orientation rather than a rotation of the market away from a growth focus. After all, our economic forecast (see our Economic Observations nearby) calls for low inflation, decelerating economic growth, and the resulting likelihood of stable to lower interest rates over the next few quarters. In this climate, we believe growth investing, as defined by the Value Line Timelines Ranking System, will provide superior investment returns.

As the final months of the millennium unfold, our outlook for equity investing is as bright as ever. As always, we appreciate your confidence in Value Line.


                                         Sincerely,

                                         /s/ Jean Bernhard Buttner

                                         Jean Bernhard Buttner
                                         Chairman and President

August 6, 1999



--------------------------------------------------------------------------------
2

                                                       The Value Line Fund, Inc.


Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The economy is now starting to turn in more of a mixed performance. Evidence of this uneven pattern began to emerge in the second quarter, when GDP growth slowed to a 2.3% rate. More recently, we've seen a moderation in the rate of manufacturing activity and some selective weakening in retail sales. On the other hand, housing is still quite strong and the level of employment continues to increase at a healthy pace. Overall, this less even growth trend does not imply that the long-running expansion is about to falter. But it does suggest that growth is likely to hold nearer to the recent 2%-3% level over the next several quarters than to the earlier, and more frenetic, 4%-5% pace.

Inflationary pressures, meanwhile, are starting to build. Here, as well, we aren't forecasting a dramatic change in trend. Nevertheless, the sharp runup in oil prices in recent months, the recent escalation in wage costs, and the runup in mortgage rates all indicate that the cost of living is increasing. A gradual uptrend in pricing now seems likely over the next several quarters. The Federal Reserve, taking note of these rising cost pressures is likely to maintain a somewhat more restrictive monetary stance in the months ahead.

*Performance Data:
                                                                    Growth of
                                                    Average        an Assumed
                                                     Annual       Investment of
                                                  Total Return       $10,000
                                                  ------------    -------------
 1 year ended 6/30/99 .......................        21.46%          $12,146
 5 years ended 6/30/99 ......................        23.09%          $28,260
10 years ended 6/30/99 ......................        17.07%          $48,367

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
                                                                               3

The Value Line Fund, Inc.


Portfolio Highlights at June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                                  Value        Percentage
Issue                                                             Shares     (in thousands)   of Net Assets
-------------------------------------------------------------------------------------------------------------------
EMC Corp. ....................................................     300,000       $16,500          3.6%
Omnicom Group, Inc. ..........................................     200,000        16,000          3.4
Cisco Systems, Inc. ..........................................     230,000        14,835          3.2
Tellabs, Inc. ................................................     200,000        13,512          2.9
Schwab (Charles) Corp. .......................................     112,500        12,361          2.7
Staples, Inc. ................................................     383,250        11,857          2.6
America Online, Inc. .........................................     100,000        11,050          2.4
Dayton Hudson Corp. ..........................................     160,000        10,400          2.2
Dell Computer Corp. ..........................................     280,000        10,360          2.2
Tandy Corp. ..................................................     200,000         9,775          2.1

Five Largest Industry Categories
                                                                   Value       Percentage
Industry                                                      (in thousands)  of Net Assets
-------------------------------------------------------------------------------------------------------------------
Computer & Peripherals .......................................     $49,967       10.8%
Retail-Special Lines .........................................      31,880        6.9
Telecommunications Equipment .................................      31,089        6.7
Drug .........................................................      30,672        6.6
Retail Store .................................................      26,267        5.7

Five Largest Security Purchases*
                                                                   Cost
Issue                                                         (in thousands)
-------------------------------------------------------------------------------------------------------------------
AT & T Corp. .................................................     $ 4,807
Mandalay Resort Group ........................................       4,594
General Motors Corp. .........................................       4,240
Best Buy Co., Inc. ...........................................       3,794
Loral Space & Communications Ltd. ............................       3,772

Five Largest Security Sales*
                                                                 Proceeds
Issue                                                         (in thousands)
-------------------------------------------------------------------------------------------------------------------
Mellon Bank Corp. ............................................     $ 7,147
Warner-Lambert Co. ...........................................       6,544
Cardinal Health, Inc. ........................................       6,121
Pfizer, Inc. .................................................       5,778
BMC Software, Inc. ...........................................       5,720

* For the six month period ended 06/30/99


--------------------------------------------------------------------------------
4

                                                       The Value Line Fund, Inc.

Schedule of Investments (unaudited)                                June 30, 1999
--------------------------------------------------------------------------------
                                                                      Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (91.7%)
                ADVERTISING (3.4%)
     200,000    Omnicom Group, Inc.............................      $ 16,000

                AEROSPACE/DEFENSE (0.8%)
      55,000    Gulfstream Aerospace Corp.*....................         3,716

                AIR TRANSPORT (0.5%)
      40,000    Delta Air Lines, Inc...........................         2,305

                ALTERNATE ENERGY (1.3%)
     100,000    AES Corp.*.....................................         5,813

                AUTO & TRUCK (0.7%)
      50,000    General Motors Corp............................         3,300

                BANK (2.6%)
      27,000    Chase Manhattan Corp...........................         2,339
      60,000    State Street Corp..............................         5,123
      75,000    Zions Bancorporation...........................         4,762
                                                                     --------
                                                                       12,224

                BANK--MIDWEST (1.3%)
      90,000    Fifth Third Bancorp............................         5,991

                COMPUTER AND
                  PERIPHERALS (10.8%)
     230,000    Cisco Systems, Inc.*...........................        14,835
     280,000    Dell Computer Corp.*...........................        10,360
     300,000    EMC Corp.*.....................................        16,500
      64,000    International Business
                    Machines Corp..............................         8,272
                                                                     --------
                                                                       49,967

                COMPUTER SOFTWARE &
                   SERVICES (3.4%)
     120,000    Computer Associates
                    International, Inc.........................         6,600
      90,000    Fiserv, Inc.*..................................         2,818
      70,000    Microsoft Corp.*...............................         6,313
                                                                     --------
                                                                       15,731

                DIVERSIFIED COMPANIES (2.6%)
      55,000    AlliedSignal Inc...............................         3,465
      50,000    Tyco International, Ltd........................         4,737
      55,000    United Technologies Corp.......................         3,943
                                                                     --------
                                                                       12,145

                DRUG (6.6%)
      50,000    Amgen Inc.*....................................         3,044
      50,000    Biogen, Inc.*..................................         3,216
      45,000    Genzyme Corp.--General
                    Division*..................................         2,183
     105,000    Lilly (Eli) & Co...............................         7,521
      46,000    Merck & Co., Inc...............................         3,404
      50,000    Pfizer, Inc....................................         5,487
      80,000    Schering-Plough Corp...........................         4,240
      45,000    Watson Pharmaceuticals, Inc.*..................         1,577
                                                                     --------
                                                                       30,672

                ELECTRICAL EQUIPMENT (1.2%)
      50,000    General Electric Co............................         5,650

                ENTERTAINMENT (1.5%)
     100,000    Clear Channel
                    Communications, Inc.*......................         6,894

                FINANCIAL SERVICES (3.2%)
      40,000    American Express Co............................         5,205
     150,000    Citigroup Inc..................................         7,125
      50,000    FINOVA Group, Inc. (The).......................         2,631
                                                                     --------
                                                                       14,961

                FOREIGN
                  TELECOMMUNICATIONS (1.9%)
      45,000    Vodafone AirTouch PLC (ADR)....................         8,865

                GROCERY (1.2%)
     115,000    Safeway Inc.*..................................         5,693

                HOMEBUILDING (1.1%)
     140,000    Centex Corp....................................         5,259


--------------------------------------------------------------------------------
                                                                               5

The Value Line Fund, Inc.

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------
                HOTEL/GAMING (0.8%)
     180,000    Mandalay Resort Group*.........................      $  3,802

                HOUSEHOLD PRODUCTS (2.0%)
      33,000    Clorox Company (The)...........................         3,525
      65,000    Dial Corp. (The)...............................         2,417
      40,000    Procter & Gamble Co............................         3,570
                                                                     --------
                                                                        9,512

                INSURANCE--
                  DIVERSIFIED (2.0%)
      80,000    American International
                    Group, Inc.................................         9,365

                INTERNET (2.4%)
     100,000    American Online, Inc.*.........................        11,050

                MACHINERY (1.4%)
     100,000    Ingersoll-Rand Co..............................         6,463

                MEDICAL SUPPLIES (4.3%)
      80,000    Cardinal Health, Inc...........................         5,130
       8,055    Genzyme Corp.-Surgical
                    Products Division*.........................            35
     140,000    Guidant Corp.*.................................         7,201
      40,000    Johnson & Johnson..............................         3,920
      50,000    Medtronic, Inc.................................         3,894
                                                                     --------
                                                                       20,180

                OFFICE EQUIPMENT &
                  SUPPLIES (2.6%)
     383,250    Staples, Inc.*.................................        11,857

                OILFIELD SERVICES/
                  EQUIPMENT (0.6%)
     100,000    Transocean Offshore, Inc.......................         2,625

                RECREATION (2.2%)
      85,000    Electronic Arts Inc.*..........................         4,611
     100,000    Harley-Davidson, Inc...........................         5,438
                                                                     --------
                                                                       10,049

                RETAIL BUILDING
                  SUPPLY (1.6%)
      60,000    Home Depot, Inc. (The).........................         3,866
      60,000    Lowe's Companies, Inc..........................         3,401
                                                                     --------
                                                                        7,267

                RETAIL--SPECIAL
                  LINES (6.9%)
     125,000    Bed Bath & Beyond Inc.*........................         4,812
      80,000    Best Buy Co., Inc.*............................         5,400
     146,250    Gap, Inc.......................................         7,367
     200,000    Tandy Corp.....................................         9,775
     130,000    Williams-Sonoma, Inc.*.........................         4,526
                                                                     --------
                                                                       31,880

                RETAIL STORE (5.7%)
      62,000    Costco Companies, Inc.*........................         4,964
     160,000    Dayton Hudson Corp.............................        10,400
      85,000    Kohl's Corp.*..................................         6,561
      90,000    Wal-Mart Stores, Inc...........................         4,342
                                                                     --------
                                                                       26,267

                SECURITIES
                  BROKERAGE (2.7%)
     112,500    Schwab (Charles) Corp..........................        12,361

                SEMICONDUCTOR (1.1%)
      90,000    Intel Corp.....................................         5,355

                TELECOMMUNICATIONS
                  EQUIPMENT (6.7%)
      80,000    ADC
                    Telecommunications, Inc.*..................         3,645
     200,000    Loral Space &
                    Communications Ltd.*.......................         3,600
     100,000    Lucent Technologies Inc........................         6,744
      25,000    QUALCOMM Inc.*.................................         3,588
     200,000    Tellabs, Inc.*.................................        13,512
                                                                     --------
                                                                       31,089


--------------------------------------------------------------------------------
6

                                                       The Value Line Fund, Inc.

                                                                   June 30, 1999
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

                TELECOMMUNICATION
                  SERVICES (2.9%)
      90,000    AT & T Corp....................................      $  5,023
     100,000    MCI WorldCom, Inc.*............................         8,606
                                                                     --------
                                                                       13,629

                THRIFT (1.2%)
      58,500    Federal Home Loan
                    Mortgage Corp..............................         3,393
      32,000    Federal National
                    Mortgage Association.......................         2,188
                                                                     --------
                                                                        5,581

                TRUCKING/TRANSPORTATION
                  LEASING (0.5%)
      60,000    CNF Transportation Inc.........................         2,302
                                                                     --------

                TOTAL COMMON STOCKS
                AND TOTAL INVESTMENT
                SECURITIES (91.7%)
                (Cost $227,420,000) ...........................       425,820
                                                                     --------

                                                                      Value
   Principal                                                      (in thousands
    Amounts                                                        except per
(in thousands)                                                    share amount)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (6.8%)
(including accrued interest)
    $ 30,600    Collateralized by $22,940,000
                    U.S. Treasury Bonds 9 7/8%,
                    due 11/15/15, with a value of
                    $31,302,000, (with Morgan
                    Stanley & Co., Incorporated
                    4.85%, dated 6/30/99,
                    due 7/1/99, delivery
                    value $30,604,000) ........................      $ 30,604
         800    Collateralized by $805,000
                    U.S. Treasury Notes 6 1/2%,
                    due 5/31/01, with a value of
                    $806,000 (with State Street
                    Bank & Trust Company 4.00%,
                    dated 6/30/99, due 7/1/99,
                    delivery value $800,000) ..................           800
                                                                     --------
                TOTAL REPURCHASE
                    AGREEMENTS
                    (Cost $31,404,000).........................        31,404

CASH AND RECEIVABLES LESS
LIABILITIES (1.5%) ............................................         6,912
                                                                     --------

NET ASSETS (100%)   ...................................              $464,136
                                                                     ========

NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($464,135,711 / 18,152,596 shares of
capital stock outstanding) ....................................      $  25.57
                                                                     ========


* Non-income producing




See Notes to Financial Statements


--------------------------------------------------------------------------------
                                                                               7

The Value Line Fund, Inc.

Statement of Assets
and Liabilities at June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
                                                                     Dollars
                                                                 (in thousands
                                                                except per share
                                                                     amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost-$227,420) ..........................................       $ 425,820
Repurchase agreements
  (Cost-$31,404) ...........................................          31,404
Cash .......................................................              32
Receivable for securities sold .............................           7,151
Receivable for capital shares sold .........................           1,339
Dividends & interest receivable ............................             191
Prepaid insurance expense ..................................              10
                                                                   ---------
      Total Assets .........................................         465,947
                                                                   ---------
Liabilities:
Payable for capital shares repurchased .....................           1,522
Accrued expenses:
  Advisory fee .............................................             236
  Other ....................................................              53
                                                                   ---------
      Total Liabilities ....................................           1,811
                                                                   ---------
Net Assets .................................................       $ 464,136
                                                                   =========

Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 18,152,596 shares) ...........................       $  18,153
Additional paid-in capital .................................         211,134
Accumulated net investment loss ............................             (14)
Undistributed net realized gain on
  investments ..............................................          36,463
Net unrealized appreciation of
  investments ..............................................         198,400
                                                                   ---------
Net Assets .................................................       $ 464,136
                                                                   =========

Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($464,135,711 / 18,152,596
  shares outstanding) ......................................       $   25.57
                                                                   =========

Statement of Operations
for the six months ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
                                                                      Dollars
                                                                  (in thousands)
                                                                  --------------
Investment Income:
Dividends .................................................         $  1,012
Interest ..................................................              614
                                                                    --------
    Total Income ..........................................            1,626
                                                                    --------
Expenses:
Advisory fee ..............................................            1,432
Transfer agent fees .......................................               84
Printing and stationery ...................................               26
Custodian fees ............................................               24
Postage ...................................................               17
Auditing and legal fees ...................................               17
Telephone and wire charges ................................               16
Registration and filing fees ..............................               13
Directors' fees and expenses ..............................                8
Insurance, dues and other .................................                4
                                                                    --------
    Total Expenses before
      Custody Credits .....................................            1,641
    Less: Custody Credits .................................               (1)
                                                                    --------
    Net Expenses ..........................................            1,640
                                                                    --------
Net Investment Loss .......................................              (14)
                                                                    --------
Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain .....................................           28,546
    Change in Net Unrealized
      Appreciation ........................................           24,769
                                                                    --------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ..........................................           53,315
                                                                    --------
Net Increase in Net Assets
  from Operations .........................................         $ 53,301
                                                                    ========


See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                                       The Value Line Fund, Inc.


Statement of Changes in Net Assets
for the six months ended June 30, 1999 (unaudited) and for the year ended December 31, 1998
---------------------------------------------------------------------------------------------------------------------

                                                                             Six Months Ended
                                                                               June 30, 1999           Year Ended
                                                                                (unaudited)          December 31,1998
                                                                             ----------------------------------------
                                                                                      (Dollars in thousands)
Operations:
  Net investment (loss) income ...........................................      $     (14)             $     612
  Net realized gain on investments .......................................         28,546                 13,338
  Change in net unrealized appreciation ..................................         24,769                 58,617
                                                                                --------------------------------
  Net increase in net assets from operations .............................         53,301                 72,567
                                                                                --------------------------------

Distributions to Shareholders:
  Net investment income ..................................................           --                     (646)
  Net realized gain from investment transactions .........................           --                   (8,809)
                                                                                --------------------------------
  Total distributions ....................................................           --                   (9,455)
                                                                                --------------------------------

Capital Share Transactions:
  Proceeds from sale of shares ...........................................        217,110                107,298
  Proceeds from reinvestment of distributions to shareholders ............           --                    8,871
  Cost of shares repurchased .............................................       (224,714)              (143,273)
                                                                                --------------------------------
  Decrease from capital share transactions ...............................         (7,604)               (27,104)
                                                                                --------------------------------

Total Increase ...........................................................         45,697                 36,008

Net Assets:
  Beginning of period ....................................................        418,439                382,431
                                                                                --------------------------------
  End of period ..........................................................      $ 464,136              $ 418,439
                                                                                ================================
Accumulated net investment (loss) income, at end of period ...............      $     (14)             $     --
                                                                                ================================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               9

The Value Line Fund, Inc.


Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securiites are valued at amortized cost.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------
10

                                                       The Value Line Fund, Inc.

                                                       June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                    Six Months
                                                      Ended         Year Ended
                                                  June 30, 1999    December 31,
                                                   (unaudited)        1998
                                                  -----------------------------
Shares sold ..................................        9,036           5,360
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................         --               411
                                                     ----------------------
                                                      9,036           5,771
Shares repurchased ...........................        9,357           7,124
                                                     ----------------------
Net decrease .................................         (321)         (1,353)
                                                     ======================
Dividends per share from net
  investment income ..........................       $ --            $  .03
                                                     ======================
Distributions per share from
  net realized gains .........................       $ --            $ .491
                                                     ======================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                Six Months Ended
                                                                 June 30, 1999
                                                                  (unaudited)
                                                                ----------------
                                                                  (in thousands)
Purchases:
Investment Securities ....................................            $66,111
                                                                      =======
Sales:
Investment Securities ....................................            $95,520
                                                                      =======

At June 30, 1999, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $258,824,000. The aggregate appreciation and depreciation of investments at June 30, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $200,426,000 and $2,026,000, respectively, resulting in a net appreciation of $198,400,000.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $1,432,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended June 30, 1999. This was computed at the rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the six months ended June 30, 1999, the Fund paid brokerage commissions totalling $78,985 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 869,761 shares of the Fund's capital stock, representing 4.8% of the outstanding shares at June 30, 1999. In addition, certain officers and directors of the Fund owned 165,243 shares of the Fund, representing 0.9% of the outstanding shares.


--------------------------------------------------------------------------------
                                                                              11

The Value Line Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                       Six Months
                                          Ended                                  Years Ended December 31,
                                      June 30, 1999     -------------------------------------------------------------------------
                                       (unaudited)         1998           1997            1996           1995             1994
                                      -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...............   $  22.65        $  19.29       $  19.29        $  17.63        $  14.36          $  17.90
                                        -----------------------------------------------------------------------------------------

  Income (loss) from investment
    operations:
  Net investment income .............       --               .03            .14             .11             .12               .10
  Net gains or losses on securities
    (both realized and unrealized) ..       2.92            3.85           3.79            3.88            4.47              (.93)
                                        -----------------------------------------------------------------------------------------
  Total from investment operations ..       2.92            3.88           3.93            3.99            4.59              (.83)
                                        -----------------------------------------------------------------------------------------

  Less distributions:
    Dividends from net
      investment income .............       --              (.03)          (.14)           (.11)           (.12)             (.10)
    Distributions from capital gains        --              (.49)         (3.79)          (2.22)          (1.20)            (2.61)
                                        -----------------------------------------------------------------------------------------
    Total distributions .............       --              (.52)         (3.93)          (2.33)          (1.32)            (2.71)
                                        -----------------------------------------------------------------------------------------
Net asset value, end of period ......   $  25.57        $  22.65       $  19.29        $  19.29        $  17.63          $  14.36
                                        =========================================================================================
Total return ........................      12.89%+         20.25%         21.59%          22.52%          32.12%           -4.47%
                                        =========================================================================================

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................   $464,136        $418,439       $382,431        $348,871        $317,569          $272,763
Ratio of operating expenses to
  average net assets ................        .76%*(1)        .77%(1)        .78%(1)         .80%(1)         .83%              .82%
Ratio of net investment income (loss)
  to average net assets .............       (.01)%           .16%           .63%            .55%            .73%              .54%
Portfolio turnover rate .............         16%+            98%            68%             54%             78%              150%

(1)  Before offset of custody credits.
  +  Not annualized
  *  Annualized


See Notes to Financial Statements


--------------------------------------------------------------------------------
12

                                                       The Value Line Fund, Inc.


--------------------------------------------------------------------------------

                          OTHER INFORMATION (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


--------------------------------------------------------------------------------
                                                                              13

The Value Line Fund, Inc.

                                                       The Value Line Fund, Inc.

The Value Line Fund, Inc.


                         The Value Line Family of Funds

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and the National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Philip J. Orlando
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #507985